Pinnacle Foods 2011 Wells Fargo Securities Consumer, Gaming & Lodging Conference May 24, 2011 Exhibit 99.1

Forward-Looking Statements and GAAP Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved. Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made. Pinnacle Foods Finance LLC (“Pinnacle Foods,”
“Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “Free Cash Flow”, “EBITDA” “Adjusted
EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP.” These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:
• exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
• adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including Free Cash Flow, EBITDA, Adjusted EBITDA and
Consolidated EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, the Company’s measurements of Consolidated EBITDA are based on definitions of EBITDA included in certain of the
Company’s debt agreements and, as a result, may not be comparable to those of other companies. Also, Free Cash Flow may not be comparable to similarly titled amounts presented by other companies.

Grew share on brands representing 66% of product contribution *

North American Retail net sales -1.2% (excluding exited businesses)

Adjusted EBITDA ** $447 million / +14% vs. YAG

Generated $202 million free cash flow

Successful integration of Birds Eye acquisition

Pinnacle

In a Tough Environment, Pinnacle Delivered Solid
Results in 2010.
*   Product Contribution = Gross Margin less consumer marketing and brokerage
**After adjusting actual results for adjustments per Senior Credit Facility and Bond Indentures

North American Retail net sales -6.6% driven by shift of Easter to Q2

Adjusted EBITDA * $107 million / -6% vs. YAG

$8 million slotting investment in innovation launched in Q1

Excluding slotting investment, expanded gross margin from 28.5% to 28.7%

Accelerated productivity and initiated pricing actions to offset higher inflation

Pinnacle

4 Q1 2011 performance in line with our expectations *After adjusting actual results for adjustments per Senior Credit Facility and Bond Indentures

Key Performance Drivers
•
Brand strength
•
Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
•
Limited private label penetration
•
Enhanced innovation capabilities driving improved pipeline
•
New agency partners

BIRDS EYE

vlasic

Duncan Hines

BIRDS EYE Voila!

LOG CABIN Mrs. Butterworth's

Van de Kamp's Mrs. Paul's

Aunt Jemima

Aunt Jemima

ARMOUR Nalley Brooks

Lenders

HUNGRY-MAN

Celeste

Pinnacle

Category Segments Major Brands Market Position
IRI Market
Share
Frozen Vegetables
#1 26.7
Shelf-Stable Pickles, Peppers and Relish
#1 18.4
Baking Mixes and Frostings
#2 17.1
Frozen Complete Bagged Meals
#2 18.4
Table Syrups
#2 18.9
Frozen Prepared Seafood
#2 19.0
Frozen Waffles, Pancakes and French Toast
#2 12.4
Frozen Breakfast Entrées / Savory
Handhelds
#2 7.1
Canned Meat
#3 8.7
Bagels
#3 7.1
Single-Serve Frozen Dinners and Entrées
#4 8.4
Frozen Pizza-for-One
#4 10.4
Source: IRI - 52 week end May 1, 2011 - Total US Food
Iconic, Leading Brand Equities
Pinnacle holds the #1 or #2 market position in 8 of the 12 major category segments

Birds Eye
Voila!
Family Size
Feeds a family of 4!
Farmer's Garden by Vlasic
Birds Eye Steamfresh
Family Size
Van de Kamp's
Mrs. Paul's
100% Whole Fillets
Reduced Sodium
Vlasic
Stackers
Log Cabin
All Natural
Pancake Mix
Aunt Jemima
Oatmeal Pancakes
NEW!
Duncan Hines
Chocolate
Caramel
Steamfresh
Lightly Sauced
Cinnabon
Hungry-Man
Pub Favorites
Swanson

Pinnacle

7 Enhanced Innovation Capabilities Driving Improved Pipeline New Consumers Health & Wellness Premium / Experience New Segment

NOT ALL
FISH STICKS ARE
CREATED EQUAL.
In fact, most are created partial.
RESPECT THE FISH

Open A Box Of Possibilities
Bake On

It looks like home cooking
It tastes like home cooking
Because it's just like home cooking
Alfredo Chicken
Get a taste of home cooking.

Improved Marketing/Alignment with New Agency Partners
Agency Key Clients
BBDO (Creative Advertising) Starbucks, GE, Fed Ex, Mars, Diageo, Gillette
TBWA (Creative Advertising) Apple, Absolute, Adidas, Visa, McDonalds, P+G
Zenith Optimedia (Media Buying) HP, Lexus, Nestle, Verizon, Darden, P+G

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ADVERTISING

Cake Mixes, Taken Seriously

By ANDREW ADAM NEWMAN
Published: May 10, 2011

FOR decades, advertising for Duncan Hines cake mix has itself followed a recipe, featuring mothers baking cakes for children, or children encountering a freshly baked cake and mischievously helping themselves to a piece.

Enlarge This Image

Bake
On

A new campaign from Duncan Hines focuses more on adult sensibilities than on images of children.

But a new campaign for the brand forgoes children, focusing instead more on adult sensibilities. Featuring recipes based on the Triple Chocolate Decadent cake mix, a new commercial features a chocolate cherry torte, elaborate "cake pops" on lollipop sticks, chocolate cupcakes made with cayenne

The stylized commercial shows the conf in a sort of galaxy, and ends with a you kitchen lifting a tray of chocolate chip c each topped with a curl of shaved choco children in sight, it seems less likely tha serve them to her family than to her bo

"The possibilities are endless with a box

ADVERTISING

Taking Pickles Out of the Afterthought Aisle

By ANDREW ADAM NEWMAN
Published: April 25, 2011

THE typical habitat for the Vlasic brand character, the stork, is of course in the pickle aisle, where he perches on the labels of kosher dills and sweet gherkins. But Monday he began migrating to other sections of supermarkets, too.

Enlarge This Image

Pro tip: Serve your burgers with a Vlasic pickle.
Amateur tip: Don't.

One of Vlasic's in-store ads. Marketing to shoppers is expected to increase in the next few years, according to one survey.

Shoppers picking up ground beef, for example, encounter the stork on in-store shelf ads near the meat section, where a speech balloon near his ample beak says, "Pro tip: Serve your burgers with a Vlasic pickle. Amateur tip: Don't." In another ad near the haml says, "Having a cookout? I suggest Vlas having a cookout? Same suggestion." Ar shopping carts, he says, "Can a burger b perfect without a Vlasic pickle? Short a

Pinnacle

9 Media coverage for new campaigns has been positive

10 Duncan Hines Advertising

EVERY BATCH
MADE FROM
SCRATCH
Aunt Jemima
Made with love, not preservatives
Good source of 6 vitamins and minerals
HOMESTYLE/CASERO
PANCAKES
12 COUNT
NET WT 14.8 OZ (420g)

Pinnacle

11 Aunt Jemima Advertising

Key Performance Drivers
•
Brand strength
•
Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
•
Limited private label penetration
•
Enhanced innovation capabilities driving improved pipeline
•
New agency partners
•
Portfolio diversification
•
Participation in a broad set of categories
•
Scale where needed – 5
th
largest frozen food company

Foodservice
Snacks
Private Label
Other
Canada
Other

13 Participation in a Broad Set of Categories ___________________________ LTM Net Sales as of 12/26/10. Duncan Hines Grocery Division Birds Eye Frozen Division Specialty Foods Division

Nestle
ConAgra Foods
Unilever
Heinz
Pinnacle
General Mills
Schwan's
Tyson
Kellogg's
Sara Lee

Pinnacle

$ Sales ($MM)
$5,342 16.8
$1,712 5.4
$1,508 4.7
$1,450 4.6
$1,288 4.0
$1,231 3.9
$913 2.9
$801 2.5
$618 1.9
$553 1.7
$ Share
Source: SymphonyIRI Group InfoScan Reviews - 52 week end Dec. 26, 2010 - Total US Food
Pinnacle Ranks Fifth in Frozen Foods

Key Performance Drivers
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration
• Enhanced innovation capabilities driving improved pipeline
• New agency partners
• Portfolio diversification
• Participation in a broad set of categories
• Scale where needed – 5
th
largest frozen food company
•
Nimble, responsive organization
•
Experienced senior team
•
Management alignment to value creation
•
Speed – Birds Eye integration

Bob Gamgort
CEO
Craig Steeneck
EVP & CFO
Sally Robling
EVP / President
Birds Eye Frozen Division
Mark Schiller
EVP / President
Duncan Hines Grocery Division
Tony Fernandez
EVP & Chief Supply Chain Officer
Tony Landretti
SVP/ GM Specialty Division
Kelley Maggs
SVP General Counsel
John Butler
SVP HR
Ray O'Brien
EVP & Chief Customer Officer

Pinnacle

Pinnacle Management Team
•
Joined Pinnacle – June 2005
•
EVP, CFO and CAO of Cendant Timeshare
•
CFO of International Home Foods Inc.
•
Joined Pinnacle – November 2008
•
CMO Trane Inc. (formerly American Standard)
•
GM & Marketing and Sales roles at Campbell’s
and Kraft
•
Joined Pinnacle – March 2008
•
SVP Human Resources for Toys R Us
•
Senior VP HR Roles at Nabisco and Bloomingdales
•
Joined Pinnacle – April 2006
•
Senior Marketing & Sales roles at
Campbell’s and Nabisco
•
Joined Pinnacle – June 2004
•
Regional Team Leader Sales for Campbell’s
•
Sales & Customer Service Roles for Quaker
Foods
•
Joined Pinnacle – May 2001
•
General Counsel for International Home Foods Inc.
•
VP and General Counsel at Stella Foods
•
Joined Pinnacle
–
June 2010
•
SVP New Ventures at Frito Lay
•
President, Quaker Foods and Snacks
•
Joined Pinnacle – February 2011
•
SVP Operations Excellence at Kraft
•
Chief Supply Chain Officer at Cadbury
•
Joined Pinnacle - July 2009
•
North American President for Mars Inc.
•
President of Major League Baseball Properties
•
GM, marketing, and strategy roles at General Foods / Kraft

Supply Chain integrated by 6/30/10 - "one order/one invoice"

Full business integration by 9/30/2010

Hired/on-boarded 130 open positions

Upgraded management capabilities

Achieved $25MM of synergies in 2010

Actions in place to deliver an additional $25MM of synergies in 2011

Pinnacle

17 Birds Eye integration has been well executed

Key Performance Drivers
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration
• Enhanced innovation capabilities driving improved pipeline
• New agency partners
• Portfolio diversification
• Participation in a broad set of categories
• Scale where needed – 5
th
largest frozen food company
• Nimble, responsive organization
• Experienced senior team
• Management alignment to value creation
• Speed – Birds Eye integration
• Dependable financial model
• Solid 2010 financial results;
• Q1 2011 performance was consistent with internal expectations
• Refinanced debt; extending maturity and lowering debt service cost
• Accelerating productivity / pricing actions

Pinnacle

FOODS FINANCE LLC

Mrs. Paul's
BIRDS EYE
COMSTOCK
Mrs. Butter-worth's
Vlasic
HUNGRY-MAN
BIRDS EYE
Steamfresh
ARMOUR
Potted Meat
Duncan Hines
Celeste
Van de Kamp's
WILDERNESS
Voila!
Aunt Jemima
LOG CABIN
Pinnacle
Pinnacle
Pinnacle

19 Financial Performance

Fiscal 2010 and Q1 2011 Financial Summary
___________________________
1. Prior Year reflects Pro forma for Birds Eye acquisition.
to Prior Year
(1)
Q1 to Prior Year
($s in millions) Fiscal '10 % Fiscal '11%
Net sales $        2,437 -4.4% $           606 -7.6%
North American Retail (ex. exited businesses)           2,012 -1.2%               509 -6.6%
Gross profit 602               -1.8% 153               -1.9%
% Net sales 24.7% 25.2%
Advertising and consumer 59                 -29.8% 15                 -37.5%
% Net sales 2.4% 2.5%
SG&A and other 278               1.8% 53                 -24.3%
% Net sales 11.4% 8.7%
Reported EBIT $           265 3.5% $              85 37.1%
% Net sales 10.9% 14.0%
Depreciation & Amortization 78                 -6.0% 20                 0.0%
Reported EBITDA $           343 1.2% $           105 28.0%
% Net sales 14.1% 17.3%
Adjusted EBITDA $           447 14.3% $           107 -6.1%
% Net sales 18.3% 17.7%
Variance Variance

($s in millions)	Fiscal '10	Q1 F'11
Net earnings, as reported and as calculated under GAAP	**$ 22**	**$ 20**
Provision (benefit) for taxes based on income	7	13
Consolidated interest expense	236	52
EBIT, as reported	**265**	**85**
Consolidated depreciation and amortization expense	78	20
EBITDA	**343**	**105**
Adjustments per Senior Credit Facility and Bond Indentures		
Non-cash items	72	(1)
Non-recurring items	27	2
Other adjustment items	5	1
Adjusted EBITDA	**447**	**107**
Variable contribution margin from exited businesses	3	na
Estimated synergies associated with the Birds Eye acquisition	25	na
Consolidated EBITDA (per Senior Credit Facility and Bond Indentures)	**$ 475**	**$ 107**

21 Fiscal 2010 and Q1 2011 Consolidated EBITDA Reconciliation

Current Debt Structure
($s in millions) Dec-10 Mar-11
Revolving Credit Facility $               -   $               -
Term Loan B            1,199            1,199
Term Loan D                368                368
9.25% Senior Notes                625                625
8.25% Senior Notes                400                400
10.625% Senior Subordinated Notes                199                199
Other Debt                   16                   15
Total Debt $        2,807 $        2,806
Cash (115)             (176)
Total Net Debt $        2,692 $        2,630
Total Leverage Ratio (per Senior Credit Facility and Bond Indentures)                 5.7                 5.8

Logistics
Manufacturing
Procurement
Logistics
Manufacturing
Procurement
Logistics
Manufacturing
Procurement
2009 (1)
2010
2011 Target

Pinnacle

Accelerating Core Supply Chain Productivity Initiatives
Targeting the high end of our range of
3.5% - - 4.0% of cost of products sold
Productivity and pricing actions
offsetting inflation
Full line of sight
on 2011 input costs
Structured, multi-functional
team and process in place
Multi-year capital investment to
accelerate productivity
including 2011 footprint
consolidations
___________________________
1. Excluding Birds Eye

We have taken steps to drive a step change in productivity by consolidating our manufacturing footprint.
• Canned Meat Consolidation: Tacoma, Washington into Fort Madison, Iowa
•
Announced: December 1, 2010
•
Tacoma closure: Q2 2011
•
Fort Madison start-up: Q3 2011
• Frozen Vegetables / Meals Consolidation: Fulton, New York into Darien,
Wisconsin and Waseca, Minnesota
•
Announced: April 15, 2011
•
Fulton closure: Q4 2011
•
Darien / Waseca start-up: Q1 2012

We have announced list pricing to partially offset
inflation.
PFG Category PFG Pricing  Action / Date
Waffles 3/28/11
Bagels 3/28/11
Vegetables low tier - 5/2/11
Seafood 5/2/11
Hungry-Man (classic fried chicken) 5/2/11
Baking Mixes/Frosting/Brownies 1/03/11
Frosting/Brownies/Decadent Cake/Cookies 6/20/11
Syrups
Mrs. Butterworth’s/Log Cabin
Mrs. Butterworth’s/Log Cabin/Country Kitchen
3/07/11
7/18/11
Vlasic 7/18/11
Armour 7/18/11
Nalley’s Chili 7/18/11

Pinnacle
Aunt Jemima
ARMOUR
BIRDS EYE
Celeste
Duncan Hines
HUNGRY-MAN
Lender's
LOG CABIN
Mrs. Butter-worth's
Mrs. Paul's
OPEN PIT
Steamfresh
Van de Kamp's
vlasic
Voila!

Food for Thought:
Solid 2010 Financial Results in
a Challenging Environment;
Q1 on track with internal
expectations
Successful Integration of
Birds Eye Acquisition
Re-energized Innovation
Pipeline
Accelerating Productivity,
including footprint
consolidation